Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended September 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(9,628,123)
Unrealized Gain (Loss) on Market Value of Futures	10,211,011
Interest Income	185,618
ETF Transaction Fees	1,400
Total Income (Loss)	$769,906

Expenses
Management Fees	$441,513
Professional Fees	46,748
Brokerage Commissions	54,311
Non-interested Directors' Fees and Expenses	3,766
Prepaid Insurance Expense	2,339
Total Expenses	$548,677
Net Income (Loss)	$221,229

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/16	$680,397,826
Withdrawals (400,000 Shares)	(16,634,084)
Net Income (Loss)	221,229

Net Asset Value End of Month	$663,984,971
Net Asset Value Per Share (16,000,000 Shares)	$41.50

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended September 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(40,801)
Unrealized Gain (Loss) on Market Value of Futures	217,413
Interest Income	747
Total Income (Loss)	$177,359

Expenses
Management Fees	$1,496
Professional Fees	7,404
Brokerage Commissions	138
Non-interested Directors' Fees and Expenses	16
Prepaid Insurance Expense	9
Total Expenses	9,063
Expense Waiver	(7,222)
Net Expenses	$1,841
Net Income (Loss)	$175,518

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/16	$2,732,710
Net Income (Loss)	175,518

Net Asset Value End of Month	$2,908,228
Net Asset Value Per Share (200,000 Shares)	$14.54

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended September 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(77,551)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(98)
Unrealized Gain (Loss) on Market Value of Futures	70,491
Unrealized Gain (Loss) on Foreign Currency Translations	95
Interest Income	532
Total Income (Loss)	$(6,531)

Expenses
Management Fees	$1,042
Professional Fees	6,981
Brokerage Commissions	161
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	9
Total Expenses	8,204
Expense Waiver	(6,913)
Net Expenses	$1,291
Net Income (Loss)	$(7,822)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/16	$1,931,688
Net Income (Loss)	(7,822)

Net Asset Value End of Month	$1,923,866
Net Asset Value Per Share (100,000 Shares)	$19.24

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended September 30, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(9,746,475)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(98)
Unrealized Gain (Loss) on Market Value of Futures	10,498,915
Unrealized Gain (Loss) on Foreign Currency Translations	95
Interest Income	186,897
ETF Transaction Fees	1,400
Total Income (Loss)	$940,734

Expenses
Management Fees	$444,051
Professional Fees	61,133
Brokerage Commissions	54,610
Non-interested Directors' Fees and Expenses	3,793
Prepaid Insurance Expense	2,357
Total Expenses	565,944
Expense Waiver	(14,135)
Net Expenses	$551,809
Net Income (Loss)	$388,925

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/16	$685,062,224
Withdrawals (400,000 Shares)	(16,634,084)
Net Income (Loss)	388,925

Net Asset Value End of Month	$668,817,065

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612